SUPPLEMENT

DATED DECEMBER 20, 2013 TO
THE HARTFORD GROWTH OPPORTUNITIES FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

PROSPECTUS DATED MARCH 1, 2013, AS LAST SUPPLEMENTED AUGUST 30, 2013

REORGANIZATION OF THE HARTFORD GROWTH FUND
WITH AND INTO THE HARTFORD GROWTH OPPORTUNITIES FUND

At a meeting held on December 13, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of The Hartford Growth Fund (the “Growth Fund”), a series of the Company, into The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about April 7, 2014 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Growth Fund to the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Growth Fund on the valuation date for the Reorganization; (2) the assumption by the Growth Opportunities Fund of all of the liabilities of the Growth Fund; and (3) the distribution of shares of the Growth Opportunities Fund to the shareholders of the Growth Fund in complete liquidation of the Growth Fund. Each shareholder of the Growth Fund will receive shares of the Growth Opportunities Fund of the same class, and in equal value to, the shares of the Growth Fund held by that shareholder as of the Closing Date.

In connection with the Reorganization, Hartford Funds Management Company, LLC (“HFMC”), the Growth Opportunities Fund’s investment adviser, agreed to a reduction in the net operating expense cap for certain Classes of shares of the Growth Opportunities Fund effective as of February 28, 2014 through February 28, 2015.

Accordingly, as of February 28, 2014, the contractual expense caps applicable to the Growth Opportunities Fund will be: 1.19% (Class A), 2.05% (Class B), 2.05% (Class C), 0.92% (Class I), 0.85% (Class Y), 1.45% (Class R3), 1.15% (Class R4) and 0.85% (Class R5). HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for each Class at these levels.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7187	December 2013